EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sunset Island Group, Inc. (the “Company”) on Form 10-K for the period ended October 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Valerie Baugher, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2019	By:	/s/ Valerie Baugher
Valerie Baugher
President, Chief Executive Officer, Chief Financial Officer and Director
Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer